PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG MULTI CAP VALUE FUND
                                 INVESTOR CLASS

Supplement to the Prospectus dated May 1, 2003, as supplemented on December 3, 2003


REORGANIZATION OF THE FUND
On October 31, 2003, the meeting of Fund shareholders to approve the reorganization of the Strong Multi Cap Value Fund into Class Z of the Strong Advisor Small Cap Value Fund was adjourned. A new meeting date has not been set.

CLOSING OF THE FUND. Effective after the close of the market on August 22, 2003, the Strong Multi Cap Value Fund was closed to new investors.


          The date of this Prospectus Supplement is December 11, 2003.




















RT40235 12-03                                              MCV1203/WH2112 12-03